                                                                  Exhibit T3A-20

                          CERTIFICATE OF INCORPORATION

                                       OF

                  MOBILE COMMUNICATIONS CORPORATION OF AMERICA

                  FIRST:   The name of the Corporation is Mobile Communications
Corporation of America.

                  SECOND: The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address is Corporation Service Company.

                  THIRD:   The purpose of the Corporation is to engage in any
lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                  FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,000 shares of Common Stock, par value $1.00 per share.

                  FIFTH:   The name and mailing address of the incorporator of
the Corporation is as follows:

           NAME                               ADDRESS
           ----                               -------
           J. Kelly Hoey                      c/o Sidley & Austin
                                              875 Third Avenue
                                              New York, New York 10022


                  SIXTH:   In furtherance and not in limitation of the powers
conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the Corporation, subject to any specific limitation on such power provided by any By-laws of the Corporation.

                  SEVENTH: Elections of directors need not be by written ballot unless the By-laws of the Corporation so provide.

                  EIGHTH: The number of directors shall be fixed in the manner provided in the By-laws of the Corporation.

                  NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.

                  TENTH: (a) A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which such director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

                  (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to or testifies in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the fullest extent authorized by the General Corporation Law of the State of Delaware as it may be in effect from time to time and the Corporation may adopt by-laws or enter into agreements with any such person for the purposes of providing for such indemnification.

                  THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, makes this Certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly has hereunto set his hand this 10th day of November, 1998.



                                             /s/ J. Kelly Hoey
                                             -----------------------------------
                                             J. Kelly Hoey
                                             Sole Incorporator

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OR
                  MOBILE COMMUNICATIONS CORPORATION OF AMERICA

                             Pursuant to Section 242
                        of the General Corporation Law of
                              the State of Delaware


         MOBILE COMMUNICATIONS CORPORATION OF AMERICA (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

         The Board of Directors of the Corporation duly adopted a resolution pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholder of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:       That the Board of Directors deems it advisable and in the
                best interests of the Corporation to amend the Certificate of Incorporation and that Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is amended by adding the following language to the end of Article FOURTH:

                "Notwithstanding any other provision herein, the Corporation shall not issue any non-voting equity securities."

                IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chairman - Restructuring this 2nd day of June, 1999.

                                            MOBILE COMMUNICATIONS CORPORATION
                                            OF AMERICA


                                            By: /s/ Joseph Bondi
                                                --------------------------------
                                                Chairman - Restructuring
                                                Joseph Bondi

                              CERTIFICATE OF MERGER

                                       OF

                  MOBILE COMMUNICATIONS CORPORATION OF AMERICA
                           (A MISSISSIPPI CORPORATION)

                                      INTO

                  MOBILE COMMUNICATIONS CORPORATION OF AMERICA
                            (A DELAWARE CORPORATION)



         Mobile Communications Corporation of America, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware ("DGCL"), does hereby certify:

         FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

          NAME                                         STATE OF INCORPORATION
          ----                                         ----------------------

          Mobile Communications                        Mississippi
          Corporation of America

          Mobile Communications                        Delaware
          Corporation of America

         SECOND: That an Agreement and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

         THIRD: That the name of the surviving corporation of the merger is Mobile Communications Corporation of America, a Delaware corporation.

         FOURTH: That the Certificate of Incorporation of Mobile Communications Corporation of America, a Delaware corporation which will survive the merger ("MCCA (DE)"), shall be the Certificate of Incorporation of the surviving corporation.

         FIFTH: That the By-Laws of MCCA (DE) shall be the By-Laws of the surviving corporation.

         SIXTH: That the director of MCCA (DE) shall be the director of the surviving corporation.

         SEVENTH: That the officers of MCCA (DE) shall be the officers of the surviving corporation.

         FIFTH: That the executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation. The address of said principal place of business is 1800 West Park Drive, Suite 1800, Westborough, Massachusetts 01581.

         SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation upon request and without cost to any stockholder of any constituent corporation

         SEVENTH: That, immediately prior to the effectiveness of this Certificate of Merger, the total number of shares of all classes of capital stock which Mobile Communications Corporation of America, a Mississippi corporation, is authorized to issue is 2,500 shares of Common Stock, no par value per share.

         EIGHTH: That, pursuant to Section 303(c) of the DGCL, provision for the making of this Certificate of Merger is contained in an order of a court having jurisdiction of a proceeding under Chapter 11 of Title 11 of the United States Code for the reorganization of Mobile Communications Corporation of America, a corporation organized and existing under and by virtue of the Mississippi Business Corporation Act.

         NINTH: That this Certificate of Merger shall be effective upon the filing hereof with the Secretary of State of the State of Delaware.



                  [Remainder of Page Intentionally Left Blank)

         IN WITNESS WHEREOF, Mobile Communications Corporation of America has caused this Certificate of Merger to be executed by its Executive Vice President and Chief Financial Officer this 3rd day of June, 1999.

                                            MOBILE COMMUNICATIONS
                                            CORPORATION OF AMERICA
                                            (a Delaware corporation)



                                            By: /s/ J. Roy Pottle
                                                --------------------------------
                                                J. Roy Pottle
                                                Executive Vice President and
                                                Chief Financial Officer

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                           MOBILECOMM OF FLORIDA, INC.
                             (A FLORIDA CORPORATION)

                          MOBILECOMM OF TENNESSEE, INC.
                            (A TENNESSEE CORPORATION)

                        MOBILECOMM OF THE MIDSOUTH, INC.
                            (A MISSOURI CORPORATION)

                     MOBILECOMM NATIONWIDE OPERATIONS, INC.
                            (A DELAWARE CORPORATION)

                        MOBILECOMM OF THE SOUTHEAST, INC.
                            (A DELAWARE CORPORATION)

                        MOBILECOMM OF THE SOUTHEAST, INC.
                            (A VIRGINIA CORPORATION)

                        MOBILECOMM OF THE NORTHEAST, INC.
                            (A DELAWARE CORPORATION)

          MOBILECOMM OF THE SOUTHEAST PRIVATE CARRIER OPERATIONS, INC.
                             (A GEORGIA CORPORATION)

                        MOBILECOMM OF THE SOUTHWEST, INC.
                              (A TEXAS CORPORATION)

                                      INTO

                  MOBILE COMMUNICATIONS CORPORATION OF AMERICA
                            (A DELAWARE CORPORATION)

         Mobile Communications Corporation of America, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL") (the "Corporation"), does hereby certify:

         FIRST: That the Corporation was incorporated on the 12th day of November, 1998, pursuant to the General Corporation Law of the State of Delaware.

         SECOND: That the Corporation owns all of the outstanding shares of each class of stock of the following corporations (collectively, the "Merging Corporations"):

                                      Jurisdiction of       Date of
Name                                  Incorporation         Incorporation
----                                  -------------         -------------

MobileComm of Florida, Inc.           Florida               August 31, 1965

MobileComm of Tennessee, Inc.         Tennessee             September 16, 1992

MobileComm of the Midsouth, Inc.      Missouri              November 4, 1974

MobileComm Nationwide                 Delaware              September 3, 1992
Operations, Inc.

MobileComm of the Southeast, Inc.     Delaware              September 3, 1992

MobileComm of the Southeast, Inc.     Virginia              July 2, 1993

MobileComm of the Northeast, Inc.     Delaware              August 12, 1992

MobileComm of the Southeast           Georgia               October 5, 1981
Private Carrier Operations, Inc.

MobileComm of the Southwest,          Texas                 January 3, 1966
Inc.

         THIRD: That the Sole Director of the Corporation duly adopted the following resolutions on the 2nd day of June, 1999.

               RESOLVED:   That, pursuant to Section 253 of the General
                           Corporation Law of the State of Delaware, Section
                           607.227 of the Florida General Corporation Act,
                           Section 48-21-105 of the Tennessee Business
                           Corporation Act, Section 351.447 of The General and
                           Business Corporation Law of Missouri, Section
                           13.1-719 of the Virginia Stock Corporation Act,
                           Section 14-2-1104 of the Georgia Business Corporation
                           Code and Section 5.16 of the Texas Business
                           Corporation Act, the Corporation is hereby authorized to merge

                           MobileComm of Florida, Inc., a Florida corporation which is a wholly owned subsidiary of the Corporation ("MobileComm Florida"), MobileComm of Tennessee, Inc., a Tennessee corporation which is a wholly owned subsidiary of the Corporation ("MobileComm Tennessee"), MobileComm of the Midsouth, Inc., a Missouri corporation which is a wholly owned subsidiary of the Corporation ("MobileComm Midsouth"), MobileComm Nationwide Operations, Inc., a Delaware corporation which is a wholly owned subsidiary of the Corporation ("MobileComm Nationwide"), MobileComm of the Southeast, Inc., a Delaware corporation which is a wholly owned subsidiary of the Corporation ("MobileComm Southeast
                           (DE)"), MobileComm of the Southeast, Inc., a Virginia corporation which is a wholly owned subsidiary of the Corporation ("MobileComm Southeast (VA)"), MobileComm of the Northeast, Inc., a Delaware corporation which is a wholly owned subsidiary of the Corporation ("MobileComm Northeast"), MobileComm of the Southeast Private Carrier Operations, Inc., a Georgia corporation which is a wholly owned subsidiary of the Corporation ("Private Carrier") and MobileComm of the Southwest, Inc., a Texas corporation which is a wholly owned subsidiary of the Corporation ("MobileComm Southwest") into the Corporation (collectively, the "Subsidiary Merger");

               FURTHER
               RESOLVED:   That the Corporation be and hereby is authorized to
                           enter into, execute, deliver and perform (i) a Plan of Merger between the Corporation and MobileComm
                           Florida, substantially in the form attached hereto as EXHIBIT B pursuant to which MobileComm Florida shall be merged with and into the Corporation with the Corporation as the surviving entity, (ii) a Plan of Merger between the Corporation and MobileComm
                           Tennessee, substantially in the form attached hereto as EXHIBIT C pursuant to which MobileComm Tennessee shall be merged with and into the Corporation with the Corporation as the surviving entity; (iii) a Plan of Merger between the

                           Corporation and MobileComm Midsouth, substantially in the form attached hereto as EXHIBIT D pursuant to which MobileComm Midsouth shall be merged with and into the Corporation with the Corporation as the surviving entity; (iv) an Agreement and Plan of Merger between the Corporation and MobileComm Southeast (VA), substantially in the form attached hereto as EXHIBIT E pursuant to which MobileComm Southeast (VA) shall be merged with and into the Corporation with the Corporation as the surviving entity; (v) an Agreement and Plan of Merger between the Corporation and Private Carrier, substantially in the form attached hereto as EXHIBIT F pursuant to which Private Carrier shall be merged with and into the Corporation with the Corporation as the surviving entity; (vi) an Agreement and Plan of Merger between the Corporation and MobileComm Southwest, substantially in the form attached hereto as EXHIBIT G pursuant to which MobileComm Southwest shall be merged with and into the Corporation with the Corporation as the surviving entity (collectively, the "Subsidiary Plans of Merger"); that the terms and provisions of, and all transactions contemplated by, the Subsidiary Plans of Merger are hereby authorized and approved; and that the Authorized Officers be, and each of them acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to negotiate, execute and deliver the Subsidiary Plans of Merger, with such changes and additions therein as the Authorized Officers or Authorized Officer so acting, in their or his sole discretion, shall deem necessary or appropriate, the execution and delivery thereof to be conclusive evidence of the due authorization and approval by the Sole Director of such Subsidiary Plans of Merger and such changes and additions.

               FURTHER
               RESOLVED:   That the Authorized Officers be, and each of them
                           acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to enter into, execute, deliver and perform such other agreements, documents, certificates and instruments and to take such other actions contemplated by the Subsidiary
                           Plans of Merger which such Authorized Officer or Authorized Officers shall deem necessary, desirable or appropriate to effect the transactions described in, and to carry out the intent of, the Subsidiary
                           Plans of Merger, the execution and delivery thereof and the taking of such actions to be conclusive evidence of such approval and the due authorization and approval of the Sole Director.

               FURTHER
               RESOLVED:   That the Sole Director hereby determines that the
                           Subsidiary Plans of Merger and the Subsidiary Merger are advisable and in the best interests of the Corporation and its stockholders.

               FURTHER
               RESOLVED:   That the Authorized Officers be, and each of them
                           acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to execute Florida
                           Articles of Merger (the "Florida Articles of Merger") providing for the Subsidiary Merger; and that the Authorized Officers be, and each of them acting singly hereby is, authorized to file the Florida
                           Articles of Merger with the Office of the Secretary of State of the State of Florida, the filing thereof to be conclusive evidence of the due authorization and approval of the Sole Director.

               FURTHER
               RESOLVED:   That the Authorized Officers be, and each of them
                           acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to execute
                           Tennessee Articles of Merger (the "Tennessee Articles of Merger") providing for the Subsidiary Merger; and that the Authorized Officers be, and each of them acting singly hereby is, authorized to file the Tennessee Articles of Merger with the Office of the Secretary of State of the State of Tennessee, the filing thereof to be conclusive evidence of the due authorization and approval of the Sole Director.

               FURTHER
               RESOLVED:   That the Authorized Officers be, and each of them
                           acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to execute Virginia
                           Articles of Merger (the "Virginia Articles of
                           Merger") providing for the Subsidiary Merger; and that the Authorized Officers be, and each of them acting singly hereby is, authorized to file the Virginia Articles of Merger with the Office of the Secretary of State of the State of Virginia, the filing thereof to be conclusive evidence of the due authorization and approval of the Sole Director.

               FURTHER
               RESOLVED:   That the Authorized Officers be, and each of them
                           acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to execute Missouri
                           Articles of Merger (the "Missouri Articles of
                           Merger") providing for the Subsidiary Merger; and that the Authorized Officers be, and each of them acting singly hereby is, authorized to file the Missouri Articles of Merger with the Office of the Secretary of State of the State of Missouri (the
                           "Missouri Secretary"), the filing thereof to be conclusive evidence of the due authorization and approval of the Sole Director.

               FURTHER
               RESOLVED:   That the Authorized Officers be, and each of them
                           acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to execute Georgia
                           Articles of Merger (the "Georgia Articles of Merger") providing for the Subsidiary Merger; and that the Authorized Officers be, and each of them acting singly hereby is, authorized to file the Georgia
                           Articles of Merger with the Office of the Secretary of State of the State of Georgia, the filing thereof to be conclusive evidence of the due authorization and approval of the Sole Director.

               FURTHER
               RESOLVED:   That the Authorized Officers be, and each of them
                           acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to execute Texas

                           Articles of Merger (the "Texas Articles of Merger") providing for the Subsidiary Merger; and that the Authorized Officers be, and each of them acting singly hereby is, authorized to file the Texas Articles of Merger with the Office of the Secretary of State of the State of Texas, the filing thereof to be conclusive evidence of the due authorization and approval of the Sole Director.

               FURTHER
               RESOLVED:   That the Authorized Officers be, and each of them
                           acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to execute a Delaware Certificate of Ownership and Merger (the
                           "Delaware Certificate of Merger") providing for the Subsidiary Merger; and that the Authorized Officers be, and each of them acting singly hereby is, authorized to file the Delaware Certificate of Merger with the Office of the Secretary of State of the State of Delaware (the "Delaware Secretary"), the filing thereof to be conclusive evidence of the due authorization and approval of the Sole Director.

               FURTHER
               RESOLVED:   That the Corporation shall assume all the obligations
                           of MobileComm Florida, MobileComm Tennessee,
                           MobileComm Midsouth, MobileComm Nationwide,
                           MobileComm Southeast (DE), MobileComm Southeast (VA),
                           MobileComm Private Carrier and MobileComm Southwest.

               FURTHER
               RESOLVED:   That the Subsidiary Merger shall be effective upon
                           filing of the Delaware Certificate of Merger with the Delaware Secretary.


         FOURTH: That the Certificate of Incorporation of the Corporation shall be the Certificate of Incorporation of the surviving corporation.

         FIFTH: That the By-Laws of the Corporation shall be the By Laws of the surviving corporation.

         SIXTH: That the director of the Corporation shall be the director of the surviving corporation.

         SEVENTH: That the officers of the Corporation shall be the officers of the surviving corporation.

         EIGHTH: That, pursuant to Section 303(c) of the DGCL, provision for the making of this Certificate of Ownership and Merger is contained in an order of a court having jurisdiction of a proceeding under Chapter 11 of Title 11 of the United States Code for the reorganization of the Merging Corporations.

         NINTH: That this Certificate of Ownership and Merger shall be effective upon the filing hereof with the Secretary of State of the State of Delaware.



                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Ownership and Merger to be executed by its Executive Vice President and Chief Financial Officer this 3rd day of June, 1999.

                                       MOBILE COMMUNICATIONS
                                       CORPORATION OF AMERICA
                                       (a Delaware corporation)



                                       By: /s/ J. Roy Pottle
                                           -------------------------------------
                                           J. Roy Pottle
                                           Executive Vice President and
                                           Chief Financial Officer

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                                 FWS Radio, Inc.
                              (a Texas corporation)

                                      INTO

                              Mobile Communications
                             Corporation of America
                            (a Delaware corporation)



         Mobile Communications Corporation of America, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

         FIRST: That the Corporation was incorporated on the 12h day of November, 1998, pursuant to the General Corporation Law of the State of Delaware (the "DGCL").

         SECOND: That the Corporation owns all of the outstanding shares of each class of stock of FWS Radio, Inc., a Texas corporation ("FWS").

         THIRD: That the Sole Director of the Corporation duly adopted the following resolutions on the 3rd day of June, 1999:

               RESOLVED:   That, pursuant to Section 253 of the General
                           Corporation Law of the State of Delaware and Section
                           5.16 of the Texas Business Corporation Act, the
                           Corporation is hereby authorized to merge FWS Radio, Inc., a Texas corporation which is a wholly owned subsidiary of the Corporation ("FWS") into the Corporation (the "FWS Merger");

               FURTHER
               RESOLVED:   That the Corporation be and hereby is authorized to
                           enter into, execute, deliver and perform a Plan of Merger between the Corporation and FWS, substantially in the form attached hereto as EXHIBIT H (the "FWS
                           Plan of Merger") pursuant to which FWS shall be merged with and into the Corporation with the Corporation as the surviving entity; that the terms and provisions of, and all transactions contemplated by, the FWS Plan of Merger are hereby authorized and approved; and that the Authorized Officers be, and each of them acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to negotiate, execute and deliver the FWS Plan of Merger, with such changes and additions therein as the Authorized Officers or Authorized Officer so acting, in their or his sole discretion, shall deem necessary or appropriate, the execution and delivery thereof to be conclusive evidence of the due authorization and approval by the Sole Director of such FWS Plan of Merger and such changes and additions.

               FURTHER
               RESOLVED:   That the Authorized Officers of the Corporation be,
                           and each of them acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to enter into, execute, deliver and perform such other agreements, documents, certificates and instruments and to take such other actions contemplated by the FWS Plan of Merger which such Authorized Officer or
                           Authorized Officers shall deem necessary, desirable or appropriate to effect the transactions described in, and to carry out the intent of, the FWS Plan of Merger, the execution and delivery thereof and the taking of such actions to be conclusive evidence of such approval and the due authorization and approval of the Sole Director.

               FURTHER
               RESOLVED:   That Sole Director hereby determines that the FWS
                           Plan of Merger and the FWS Merger are advisable and in the best interests of the Corporation and its stockholders.

               FURTHER
               RESOLVED:   That the Authorized Officers be, and each of them
                           acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to execute Texas
                           Articles of Merger (the "Texas Articles of Merger") providing for the FWS Merger; and that the Authorized
                           Officers be, and each of them acting singly hereby is, authorized to file the Texas Articles of Merger with the Office of the Secretary of State of the State of Texas, the filing thereof to be conclusive evidence of the due authorization and approval of the Sole Director.

               FURTHER
               RESOLVED:   That the Authorized Officers be, and each of them
                           acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to execute a Delaware Certificate of Ownership and Merger (the
                           "Delaware Certificate of Merger") providing for the FWS Merger; and that the Authorized Officers be, and each of them acting singly hereby is, authorized to file the Delaware Certificate of Merger with the Office of the Secretary of State of the State of Delaware (the "Delaware Secretary"), the filing thereof to be conclusive evidence of the due authorization and approval of the Sole Director.

               FURTHER
               RESOLVED:   That the FWS Merger shall be effective upon the
                           filing of the Delaware Certificate of Merger with the Delaware Secretary.


         FOURTH: That the Certificate of Incorporation of the Corporation shall be the Certificate of Incorporation of the surviving corporation.

         FIFTH: That the By-Laws of the Corporation shall be the By-Laws of the surviving corporation.

         SIXTH: That the director of the Corporation shall be the director of the surviving corporation.

         SEVENTH: That the officers of the Corporation shall be the officers of the surviving corporation.

         EIGHTH: That, pursuant to Section 303(c) of the DGCL, provision for the making of this Certificate of Ownership and Merger is contained in an order of a court having jurisdiction of a proceeding under Chapter 11 of Title 11 of the United States Code for the reorganization of FWS.

         NINTH: That this Certificate of Ownership and Merger shall be effective upon the filing hereof with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Ownership and Merger to be executed by its Executive Vice President and Chief Financial Officer this 3rd day of June, 1999.

                                           MOBILE COMMUNICATIONS
                                           CORPORATION OF AMERICA
                                           (a Delaware corporation)



                                           By:  /s/ J. Roy Pottle
                                                --------------------------------
                                                J. Roy Pottle
                                                Executive Vice President and
                                                Chief Financial Officer

                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                          MobileComm of the West, Inc.
                           (a California corporation)

                                      INTO

                              Mobile Communications
                             Corporation of America
                            (a Delaware corporation)

         Mobile Communications Corporation of America, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

         FIRST: That the Corporation was incorporated on the 12th day of November, 1998, pursuant to the General Corporation Law of the State of Delaware (the "DGCL").

         SECOND: That the Corporation owns all of the outstanding shares of each class of stock of MobileComm of the West, Inc., a California corporation ("MobileComm West").

         THIRD: That the Sole Director of the Corporation duly adopted the following resolutions on the 3rd day of June, 1999:

               RESOLVED:   That, pursuant to Section 253 of the General
                           Corporation Law of the State of Delaware and Section
                           1110 of the California General Corporation Law, the
                           Corporation is hereby authorized to merge MobileComm of the West, Inc., a California corporation which is a wholly owned subsidiary of the Corporation
                           ("MobileComm West") into the Corporation (the
                           "MobileComm West Merger");

               FURTHER
               RESOLVED:   That the Corporation be and hereby is authorized to
                           enter into, execute, deliver and perform a Plan of Merger between the Corporation and MobileComm West, substantially in the form attached hereto as EXHIBIT
                           I (the "MobileComm West Plan of Merger") pursuant to which MobileComm West shall be merged with and into the Corporation with the Corporation as the surviving entity; that the terms and provisions of, and all transactions contemplated by, the MobileComm West Plan of Merger are hereby authorized and approved; and that the Authorized
                           Officers be, and each of them acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to negotiate, execute and deliver the MobileComm West Plan of Merger, with such changes and additions therein as the Authorized Officers or Authorized Officer so acting, in their or his sole discretion, shall deem necessary or appropriate, the execution and delivery thereof to be conclusive evidence of the due authorization and approval by the Sole Director of such MobileComm West Plan of Merger and such changes and additions.

               FURTHER
               RESOLVED:   That the Authorized Officers be, and each of them
                           acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to enter into, execute, deliver and perform such other agreements, documents, certificates and instruments and to take such other actions contemplated by the MobileComm
                           West Plan of Merger which such Authorized Officer or
                           Officers shall deem necessary, desirable or appropriate to effect the transactions described in, and to carry out the intent of, the MobileComm West
                           Plan of Merger, the execution and delivery thereof and the taking of such actions to be conclusive evidence of such approval and the due authorization and approval of the Sole Director.

               FURTHER
               RESOLVED:   That the Sole Director hereby determines that the
                           MobileComm West Plan of Merger and the MobileComm
                           West Merger are advisable and in the best interests of the Corporation and its stockholders.

               FURTHER
               RESOLVED:   That the Authorized Officers be, and each of them
                           acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to execute
                           California Articles of Merger (the "California
                           Articles of Merger") providing for the MobileComm
                           West Merger; and that the Authorized Officers be, and each of them acting singly hereby is, authorized to file the California Articles of Merger with the

                           Office of the Secretary of State of the State of California, the filing thereof to be conclusive evidence of the due authorization and approval of the Sole Director.


               FURTHER
               RESOLVED:   That the Authorized Officers be, and each of them
                           acting singly hereby is, authorized, in the name of and on behalf of the Corporation, to execute a Delaware Certificate of Ownership and Merger (the
                           "Delaware Certificate of Merger") providing for the MobileComm West Merger; and that the Authorized
                           Officers be, and each of them acting singly hereby is, authorized to file the Delaware Certificate of Merger with the Office of the Secretary of State of the State of Delaware (the "Delaware Secretary"), the filing thereof to be conclusive evidence of the due authorization and approval of the Sole Director.


               FURTHER
               RESOLVED:   That the MobileComm West Merger shall be effective
                           upon the filing of the Delaware Certificate of Merger with the Delaware Secretary.


         FOURTH: That the Certificate of Incorporation of the Corporation shall be the Certificate of Incorporation of the surviving corporation.

         FIFTH: That the By-Laws of the Corporation shall be the By-Laws of the surviving corporation.

         SIXTH: That the director of the Corporation shall be the director of the surviving corporation.

         SEVENTH: That the officers of the Corporation shall be the officers of the surviving corporation.

         EIGHTH: That, pursuant to Section 303(c) of the DGCL, provision for the making of this Certificate of Ownership and Merger is contained in an order of a court having jurisdiction of a proceeding under Chapter 11 of Title 11 of the United States Code for the reorganization of MobileComm West.

         NINTH: That this Certificate of Ownership and Merger shall be effective upon the filing hereof with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Ownership and Merger to be executed by its Executive Vice President and Chief Financial Officer this 3rd day of June, 1999.

                                            MOBILE COMMUNICATIONS
                                            CORPORATION OF AMERICA
                                            (a Delaware corporation)



                                            By: /s/ J. Roy Pottle
                                                --------------------------------
                                                J. Roy Pottle
                                                Executive Vice President and
                                                Chief Financial Officer

                              CERTIFICATE OF MERGER

                                       OF

                            DIAL PAGE SOUTHEAST, INC.
                            (a Delaware corporation)

                  MOBILEMEDIA COMMUNICATIONS, INC. (CALIFORNIA)
                           (a California corporation)

                         MOBILEMEDIA DP PROPERTIES, INC.
                            (a Delaware corporation)

                            MOBILEMEDIA PAGING, INC.
                            (a Delaware corporation)

                              MOBILEMEDIA PCS, INC.
                            (a Delaware corporation)

                         RADIO CALL COMPANY OF VA., INC.
                            (a Virginia corporation)

                                      INTO

                  MOBILE COMMUNICATIONS CORPORATION OF AMERICA
                            (a Delaware corporation)



         Mobile Communications Corporation of America, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL") (the "Corporation"), does hereby certify:

         FIRST: That the name and jurisdiction of incorporation of each of the constituent corporations of the merger (collectively, the "Constituent Corporations") is as follows:

                                                              Jurisdiction of
         Name                                                 Incorporation
         ----                                                 ---------------

         Dial Page Southeast, Inc.                            Delaware

         MobileMedia Communications, Inc. (California)        California

         MobileMedia DP Properties, Inc.                      Delaware

         MobileMedia Paging, Inc.                             Delaware

         MobileMedia PCS, Inc.                                Delaware

         Radio Call Company of Va., Inc.                      Virginia

         Mobile Communications Corporation of America         Delaware

         SECOND: That an Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with the requirements of Section 1110 of the California General Corporation Law, Section 13.1-719 of the Virginia Stock Corporation Act and Section 252 of the General Corporation Law of the State of Delaware.

         THIRD: That the name of the surviving corporation of the merger is Mobile Communications Corporation of America.

         FOURTH: That the Certificate of Incorporation of the Corporation shall be the Certificate of Incorporation of the surviving corporation.

         FIFTH: That the By-Laws of the Corporation shall be the By-Laws of the surviving corporation.

         SIXTH: That the director of the Corporation shall be the director of the surviving corporation.

         SEVENTH: That the officers of the Corporation shall be the officers of the surviving corporation.

         EIGHTH: That the executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation. The address of said principal place of business is 1800 West Park Drive, Suite 250, Westborough, Massachusetts 01581.

         NINTH: That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation upon request and without cost to any stockholder of any other Constituent Corporation or to any member of the surviving corporation.

         TENTH: That the authorized capital stock of each Constituent Corporation is as follows:


                                                        Number of
Corporation                                Class          Shares       Par Value
-----------                                -----        ---------      ---------
Dial Page Southeast, Inc.                  Common         3,000         $  0.01

MobileMedia Communications, Inc.           Common             1         $  1.00
(California)

MobileMedia DP Properties, Inc.            Common         1,000         $  0.01

MobileMedia Paging, Inc.                   Common         1,000         $  0.001

MobileMedia PCS, Inc.                      Common         1,000         $  0.001

Mobile Communications                      Common         1,000         $  1.00
Corporation of America

Radio Call Company of Va., Inc.            Common            50         $100.00


         ELEVENTH: That, pursuant to Section 303(c) of the DGCL, provision for the making of this Certificate of Merger is contained in an order of a court having jurisdiction of a proceeding under Chapter 11 of Title 11 of the United States Code for the reorganization of the Constituent Corporations (other than the Corporation).

         TWELFTH: That this Certificate of Merger shall be effective upon the filing hereof with the Secretary of State of the State of Delaware.



                  [Remainder of Page Intentionally Left Blank)

         IN WITNESS WHEREOF, Mobile Communications Corporation of America has caused this Certificate of Merger to be executed by its Executive Vice President and Chief Financial Officer this 3rd day of June, 1999.

                                           MOBILE COMMUNICATIONS
                                           CORPORATION OF AMERICA
                                           (a Delaware corporation)



                                           By: /s/ J. Roy Pottle
                                               ---------------------------------
                                               J. Roy Pottle
                                               Executive Vice President and
                                               Chief Financial Officer

                    CERTIFICATE OF CHANGE OF REGISTERED AGENT

                                       AND

                                REGISTERED OFFICE

                                    * * * * *



         Mobile Communications Corporation of America, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         The present registered agent of the corporation is Corporation Service Company and the present registered office of the corporation is in the county of New Castle.

         The Board of Directors of Mobile Communications Corporation of America adopted the following resolution on the

         Resolved, that the registered office of Mobile Communications Corporation of America in the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

         IN WITNESS WHEREOF, Mobile Communications Corporation of America has caused this statement to be signed by VP dated this 15 day of Nov, 1999



                                               /s/ Kristen Betzger
                                               ---------------------------------
                                               KRISTEN BETZGER, VICE PRESIDENT